MANAGED ACCOUNT SERIES

Advantage Global SmallCap Fund

Mid Cap Dividend Fund

Supplement dated December 3, 2018

to the Summary Prospectus, Prospectus and Statement of Additional Information of the Fund,

each dated December 29, 2017

On November 13, 2018, the Board of Trustees of Managed Account Series (the “Trust”), on behalf of each of Advantage Global SmallCap Fund and Mid Cap Dividend Fund (each, a “Fund”), each a series of the Trust, approved a proposal to close each Fund to new and subsequent investments and thereafter to liquidate each Fund pursuant to a Plan of Liquidation. Accordingly, effective 4:00 P.M. (Eastern time) on January 15, 2019, each Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about March 15, 2019 or such earlier date that Fund management determines is in the best interest of a Fund based on the Fund’s level of assets under management (the “Liquidation Date”), shareholders of each Fund as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all of its charges, taxes, expenses, and liabilities. In no event will the Liquidation Date be a date earlier than January 15, 2019. Each Fund will then be terminated as a series of the Trust. Shareholders may redeem their Fund shares or exchange their shares into shares of another mutual fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the Liquidation Date. In preparation for the liquidations, each Fund may deviate from its investment objective and principal investment strategies.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of their Fund’s liquidation on their tax situation.

Shareholders should retain this Supplement for future reference.

PR2SAI-MAS2-1201SUP